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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                               -------------------

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             SUNHAWK.COM CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Washington                                91-1568830
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(State of Incorporation or Organization)   (I.R.S. Employer Identification No.)

                       223 Taylor Avenue North, Suite 200
                                Seattle, WA 98109
                       ----------------------------------
                    (Address of Principal Executive Offices,
                               including Zip Code)

             IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF
         SECURITIES PURSUANT TO SECTION 12(b) OF THE EXCHANGE ACT AND IS
          EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A(c), PLEASE CHECK
                             THE FOLLOWING BOX. [X]

             IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF
         SECURITIES PURSUANT TO SECTION 12(g) OF THE EXCHANGE ACT AND IS
          EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A (d), PLEASE CHECK
                             THE FOLLOWING BOX. [ ]

         SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS
                     FORM RELATES: 333-80849 (IF APPLICABLE)

                                    ---------

                     SECURITIES TO BE REGISTERED PURSUANT TO
                            SECTION 12(b) OF THE ACT:

Title of Each Class                               Name of Each Exchange on
to be so Registered                               Which Each Class is

Common Stock, no par value                        Pacific Exchange, Inc.
--------------------------                        -----------------------

        Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
     -----------------------------------------------------------------------
                                (Title of Class)



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Item 1.  Description of Registrant's Securities to be Registered.

         Incorporated by reference to the section titled "Description of Securities" in the Prospectus contained in Registrant's Registration Statement on Form SB-2 (Registration No. 333-80849) (as amended, the "Form SB-2/A Registration Statement") filed with the Securities and Exchange Commission on September 10, 1999.

Item 2.  Exhibits.

   1. Amended and Restated Certificate of Incorporation of the registrant filed with the Department of State of Washington on August 20, 1992 is set forth as Exhibit 3.1 to Form SB-2/A Registration Statement filed with the Securities and Exchange Commission on June 17, 1999 and are incorporated herein by reference.

   2. Amendment to Bylaws of the Registrant is set forth as Exhibit 3.3 to Form SB-2 Registration Statement filed with the Securities and Exchange Commission on June 17, 1999 and is incorporated herein by reference.

   3. Provisions Defining the Rights of the Holders of Common Stock are included in Exhibits 3.1 and 3.3 to Form SB-2 Registration Statement filed with the Securities and Exchange Commission on June 17, 1999 and are incorporated herein by reference.

   4. 1996 Stock Option Plan is included in Exhibit 10.1 to Form SB-2 Registration Statement filed with the Securities and Exchange Commission on June 17, 1999 and are incorporated herein by reference.

   5. Distribution Agreement dated May 18, 1998 by and between Sunhawk.com Corporation and Warner Bros. Publications U.S. Inc., as amended and is included in Exhibit 10.2 filed as amendments to Form SB-2 Registration Statement with the Securities and Exchange Commission on July 8, 1999 and is incorporated herein by reference.

   6. Distribution Agreement dated as of June 12, 1998 by and between EMI Christian Music Publishing and Sunhawk.com Corporation and is included in Exhibit 10.3 filed as amendments to Form SB-2 Registration Statement with the Securities and Exchange Commission on July 8, 1999 and is \ incorporated herein by reference.

   7. Music Conversion Agreement dated as of April 1, 1998 by and between Sunhawk.com Corporation and International Music Engraving Company, as amended and is Exhibit 10.4 filed as amendments to Form SB-2 Registration Statement with the Securities and Exchange Commission on July 8, 1999 and is incorporated herein by reference.



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   8.    Lease dated August 10, 1998 by and between 223 Taylor Corp. and
         Sunhawk.com Corporation and is included as Exhibit 10.5 of Form SB-2 Registration Statement filed with the Securities and Exchange Commission on June 17, 1999 and is incorporated herein by reference.

  9.     Form of Employment Agreement between Sunhawk.com Corporation and Marlin
         J. Eller is included in Exhibit 10.6 of Form SB-2 Registration Statement filed with the Securities and Exchange Commission on September 10, 1999 and are incorporated herein by reference.

   10. Form of Lock-Up Agreement and is included in Exhibit 10.7 of Form SB-2 Registration Statement filed with the Securities and Exchange Commission on September 10, 1999 and are incorporated herein by reference and is included as Exhibit 10.7 of Form SB-2 Registration Statement filed with the Securities and Exchange Commission on September 10, 1999 and are incorporated herein by reference.



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SIGNATURE

Pursuant to the requirement of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                              Sunhawk.com Corporation

                                    By: ----------------------------------
                                        Marlin Eller
                                        Chairman of the Board, Chief
                                        Executive Officer and
                                        President

Date:  December __, 1999